SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C  20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                           --------------------------


                       Date of Report: May 25, 1994


                           --------------------------


    Huntington Residential Mortgage Securities, Inc. (as depositor under the
          Trust Agreement, dated as of March 1, 1994, providing for the issuance of Huntington Residential Mortgage Trust, Series
                 1994-1 Multiclass Mortgage-Baced Certificates)


                HUNTINGTON RESIDENTIAL MORTGAGE SECURITIES, INC.
             (Exact name of Registrant as specified in its charter)


                           --------------------------


             Ohio                    0-23746                     31-1384678
 (State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation             File Number)              Identification No.)
       or organization)


                           --------------------------


                           7575 Huntington Park Drive
                              Columbus, Ohio  43235
                                  614-480-6841
     (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)

                           --------------------------

Item 5. Other Events.


     Attached hereto is a copy of the Monthly Certificateholders Report, dated as of May 25, 1994, to the Certificateholders of Huntington Residential
Mortgage Trust, Series 1994-1 Multiclass Mortgage-Backed Certificates, which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.




Item 7. Financial Statements and Exhibits.


     (c) Exhibits.


         20.1  Monthly Certificateholders Report, dated as of
               May 25, 1994.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HUNTINGTON RESIDENTIAL MORTGAGE
                                           SECURITIES, INC.



                                           Ronald D. Koncal
                                           Ronald D. Koncal, Treasurer
Date: May 25, 1994

                           --------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C  20549


                           --------------------------











                                    EXHIBITS

                                   FILED WITH

                                    FORM 8-K

                        UNDER THE SECURITIES ACT OF 1934











                           --------------------------



                         HUNTINGTON RESIDENTIAL MORTGAGE

                                SECURITIES, INC.


                           --------------------------

                                  EXHIBIT INDEX



                                                                 Pagination By
                                                                  Sequential
Exhibit                 Exhibit                                    Numbering
Number                Description                                   System
- - -------               -----------                                -------------

20.1             Monthly Certificateholders Report, Dated
                     as of May 25, 1994

                HUNTINGTON RESIDENTIAL MORTGAGE SECURITIES, INC.


                           --------------------------

                                  Exhibit 20.1

                           --------------------------

Creation Date :  Thu May 19, 1994  01:31 PM       HRMS 19941          PAGE No. 1

                              MONTHLY CERTIFICATE HOLDERS REPORT
                              ----------------------------------

Due Period :  2 Beginning Date     :  04/01/1994  End Date           :04/30/1994
                Determination Date :  05/16/1994  Remittance Date    :05/25/1994


     I. Principal Distribution Per Single Certificate

CLASS    Prin. Dist. Per Cert
IO(M)             $ 0.0000000
IO(T)             $ 0.0000000
PO(M)             $ 2.3501549
  A               $ 2.2852821
  B               $ 0.0000000
  C               $ 0.0000000
  R               $ 0.0000000

    II. Interest Disbtribution Per Single Certificate

CLASS    Int. Dist. Per Cert
IO(M)            $ 0.0195689
IO(T)            $ 0.3750027
PO(M)            $ 0.0000000
  A              $ 5.8219404
  B              $ 5.4583360
  C              $ 5.8333344
  R              $ 0.0000000

   III. Total Distribution to Class R                                 $ 1,318.13

    IV. Advance Amount For this Distribution                              $ 0.00

     V. Total Amount of Guaranty Payment                                  $ 0.00

    VI. Pool Balance                                             $ 30,248,450.95

   VII. Cert. Prin. Bal. After Distribution and Loss Alloc. Per Single Cert.

CLASS    Principal Balance    Noncovered Losses
IO(M)               $ 0.00               $ 0.00
IO(T)               $ 0.00               $ 0.00
PO(M)             $ 995.58               $ 0.00
  A               $ 995.76               $ 0.00
  B             $ 1,000.00               $ 0.00
  C             $ 1,000.00               $ 0.00
  R                 $ 0.00               $ 0.00
TOTAL           $ 3,991.34               $ 0.00

  VIII. Expense Account Information

        A. Expense Account Amount                                    $ 10,990.77
        B. Less Comp. Int. Shortfall                                      $ 0.00
        C. Total                                                     $ 10,990.77

    IX. Delinquency Information For Due Period

PERIOD            Number of Loans    Principal Balance
30 DAYS                         0                 0.00
60 DAYS                         0                 0.00
90 DAYS and UP                  0                 0.00
Foreclosures                    0                 0.00
TOTAL                           0                 0.00

Creation Date :  Thu May 19, 1994  01:31 PM       HRMS 19941          PAGE No. 2

                              MONTHLY CERTIFICATE HOLDERS REPORT
                              ----------------------------------

Due Period :  2 Beginning Date     :  04/01/1994  End Date           :04/30/1994
                Determination Date :  05/16/1994  Remittance Date    :05/25/1994



     X. Book Value of REO For Due Period                                  $ 0.00

    XI. REO Information For Due Period

        A. Number of Loans                                              0
        B. Principal Balance                                              $ 0.00
        C. Stated Principal Balance                                       $ 0.00

   XII. Detailed Substitution Mortgage Loan Info

        A. Principal Balance of Substituted Loans                         $ 0.00
        B. Total                                                          $ 0.00

  XIII. Loss Information For Due Period

        A. Covered Loss                                                   $ 0.00
        B. Others                                                         $ 0.00
        C. Total                                                          $ 0.00

   XIV. Interest Distribution Amount and Loss Allocation on Interest and S/fall

CLASS      Int. Shortfall
IO(M)                0.00
IO(T)                0.00
PO(M)                0.00
  A                  0.00
  B                  0.00
  C                  0.00
  R                  0.00
TOTAL                0.00

    XV. Certificate Rate

CLASS           RATE
IO(M)         0.00000000%
IO(T)         0.45000000%
PO(M)         0.00000000%
  A           7.00000000%
  B           6.55000000%
  C           7.00000000%
  R           0.00000000%

   XVI. Aggregate Loan Status Change Information

        A. Number of Deleted Loans                                      0
        B. Principal Balance of Deleted Loans                             $ 0.00
        C. Number of Substitute Loans                                   0
        D. Principal Balance of Substituted Loans                         $ 0.00

  XVII. Available Guaranty Amount                                   $ 600,000.00

 XVIII. Covered Loss Amount Information

        A. Fraud Loss Amount                                        $ 607,058.34
        B. Amount of Claims                                               $ 0.00

Creation Date :  Thu May 19, 1994  01:31 PM       HRMS 19941          PAGE No. 3

                              MONTHLY CERTIFICATE HOLDERS REPORT
                              ----------------------------------

Due Period :  2 Beginning Date     :  04/01/1994  End Date           :04/30/1994
                Determination Date :  05/16/1994  Remittance Date    :05/25/1994


        C. Amount of Claims Paid                                          $ 0.00
        D. Amount of Claims Denied                                        $ 0.00

   XIX. Certificate Holder Distribution Shortfall                         $ 0.00

    XX. Prepayment Interest Shortfall Information                        $ 35.17

   XXI. Amount Paid by Ind. Investor Cert. Insurance Policy               $ 0.00

  XXII. Amount Paid to Ind. Investor Cert. Insurance Policy               $ 0.00